EXHIBIT A
                                   ---------


                           FORM OF SERIES Z DEBENTURE

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE ACT) EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.


No.                                                                 US
    -------
$
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                         MANAGEMENT TECHNOLOGIES, INC.

             9% SERIES Z CONVERTIBLE DEBENTURES DUE AUGUST 31, 1997

     THIS DEBENTURE is one of a duly authorized issue of Series Z Debentures of Management Technologies, Inc., a corporation duly organized and existing under the laws of the State of New York (the "Company") designated as its 9% Series Z Convertible Debenture Due August 31, 1997, in an aggregate principal amount of $3,300,000.

     FOR VALUE RECEIVED, the Company promises to pay to
                                                        ----------------------
the registered holder hereof and its successors and assigns (the "Holder"), the
principal sum of                        Dollars (US $         ) on August 31,
                 ----------------------              ---------
1997 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 9% per annum due and payable quarterly. Accrual of interest shall commence on the first business day to occur after the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Series Z Debenture (or one or more predecessor Series Z Debentures) is registered on the records of the Company regarding registration and transfers of the Series Z Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Series Z Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Offshore Securities Subscription Agreement dated as of between the Company and
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(the "Subscription Agreement").  The principal of, and interest on, this Series
Z Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Series Z Debenture Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the principal of and all accrued and unpaid interest due upon this Series Z Debenture on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Series Z Debenture as of the tenth (10th) day prior to the Maturity Date and addressed to such Holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Series Z Debenture to the extent of the sum represented by such check plus any amounts so deducted.

     This Series Z Debenture is subject to the following additional provisions:

I. The Series Z Debentures are issuable in denominations of Fifty Thousand Dollars (US$50,000) and integral multiples thereof. The Series Z Debentures are exchangeable for an equal aggregate principal amount of Series Z Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.
                                      -2-

I. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Series Z Debenture any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

I. This Series Z Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the U.S. only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to due presentment for transfer of this Series Z Debenture, the Company and any agent of the Company may treat the person in whose name this Series Z Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Series Z Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

I. (a) The Holder of this Series Z Debenture is entitled, at its option, at any time commencing 45 days after issue hereof to convert any or all of the original principal amount of this Series Z Debenture and accrued interest into shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to the Market Price (as defined below) of the Company's Common Stock. For purposes of this Section 4(a), the "Market Price" shall be the lower of (i) 70% of the average closing bid price of the Common Stock for the five (5) business days immediately preceding the conversion date, or (ii) 85% of the average closing bid price of the Common Stock for the five (5) business days immediately preceding the subscription date by the subscriber. Such conversion shall be effectuated by surrendering the Series Z Debentures to be converted to the Company with the form of conversion notice attached hereto as Exhibit I, executed by the Holder of this Series Z Debenture evidencing such Holder's
                                      -3-
intention to convert this Series Z Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the Company. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Series Z Debenture, with the conversion notice duly executed, to the Company or, if earlier, the date set forth in such notice of conversion if the Series Z Debenture is received by the Company within five (5) business days thereafter. Notice of Conversion may be delivered to the Company by telecopier to (212) 843-7416.

          (b) Notwithstanding the provisions of paragraph 4(a) hereof, the Company is entitled, at it option, to redeem part or all of the Series Z Debentures on the Maturity Date by paying to the holder the product of (i) the Market Price, and (ii) the higher number of shares of Common Stock that would be issuable for such Series Z Debentures pursuant to the calculations in paragraph 4(a) or to require the Holder to convert pursuant to paragraph 4(a) hereof.
Such payment shall include accrued interest to such date, and shall be less any amounts required by law to be deducted or withheld. Such payment shall be made by delivering immediately available funds in United States Dollars by wire transfer to the Holder, or if no wiring instructions have been provided to the Company, by cashier's or certified check to the last address of Holder appearing on the Debenture Register. The wiring of such funds or the forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Series Z Debenture to the extent of the sum represented by such wire or check plus any amount so deducted.


                                      -4-
I. No provision of this Series Z Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Series Z Debenture at the time, place, and rate, and in the coin currency, herein prescribed.

I. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Series Z Debenture.

     8. If one or more of the following described "Events of Default" shall occur:

                    (a) The Company shall default in the payment of principal or interest on this Series Z Debenture; or

                    (b) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Series Z Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

                                      -5-
                    (c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Series Z Debenture and such failure shall continue uncured for a period of seven (7) days after notice from the Holder of such failure; or

                    (d) The Company shall (1) become insolvent; (2) admit in writing its liability to pay its debts generally as they mature;
               (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

                    (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

                    (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

                    (g) Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen
               (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or
                                      -6-

                    (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within thirty (30) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                    (i) The Company shall have its Common Stock delisted from an exchange or over-the-counter market.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Series Z Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     9. No recourse shall be had for the payment of the principal of, or the interest on, this Series Z Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability
                                      -7-
being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     10. The Holder of this Series Z Debenture, by acceptance hereof, agrees that this Series Z Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Series Z Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

     11. In case any provision of this Series Z Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Series Z Debenture will not in any way be affected or impaired thereby.

     12. This Series Z Debenture and the agreements referred to in this Series Z Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Series Z Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

     13. This Debenture is one of a series of Company's Series Z Debentures and all Debentures of this issue rank equally and ratably without priority over one another.

     14. This Series Z Debenture shall be governed by and construed in accordance with the laws of the State of New York.

                                      -8-
     15. As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within three business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Holder or any part receiving a Debenture by transfer from the Holder (together, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond seven (7) business days from the date of receipt by the Company of a Notice of Conversion and the transfer agent of all necessary documentation duly executed and in proper form required for conversion, including the original Debenture to be converted, all in accordance with the Debenture, Subscription Agreement and the requirements of the transfer agent):

     No. Business Days Late             Liquidated Damages
     -----------------------------------------------------


          1                             $500
          2                             $1,000
          3                             $1,500
          4                             $2,000
          5                             $2,500
          6                             $3,000
          7                             $3,500
          8                             $4,000
          9                             $4,500
          10                            $5,000

                                      -9-
          10                            $5,000 + $1,000 each
                                        Business Day Late beyond 10 days

     The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt of the Company of such Holder's Notice of Conversion. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance with the terms of the Debenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:
      -


                                   MANAGEMENT TECHNOLOGIES, INC.


                                   By:
                                   Title:











                                      -10-
                                   EXHIBIT I

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Series Z
                                   Debenture)



     The undersigned hereby irrevocably elects to convert $               of the
                                                           --------------
above Series Z Debenture No.     into Shares of Common Stock of Management
                             ---
Technologies, Inc. (the "Company") according to the conditions set forth in such Series Z Debenture, as of the date written below.

     The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Series Z Debenture on behalf of any U.S. Person.

Date of Conversion*

Applicable Conversion Price

Signature
                    [Name]

Address:

                                      -11-












* This original Series Z Debenture and Notice of Conversion must be received by the Company by the fifth business date following the Date of Conversion.


                                                    PATH: office/mngmnt/eZhibit.